Exhibit 21.1

Five Star Quality Care, Inc.

Subsidiaries

Affiliates Insurers Limited (Bermuda)

Alliance Pharmacy Services, LLC (Delaware)

Annapolis Heritage Partners, LLC (Delaware)

CCC Boynton Beach, Inc. (Delaware)

Columbia Heritage Partners, LLC (Delaware)

Encinitas Heritage Partners, LLC (Delaware)

Five Star Aspenwood LLC (Delaware)

Five Star Brookside LLC (Delaware)

Five Star Cary Heartfields LLC (Delaware)

Five Star Coral Oaks LLC (Delaware)

Five Star Coral Springs LLC (Delaware)

Five Star Crossing LLC (Delaware)

Five Star Desert Harbor LLC (Delaware)
Five Star Easton Heartfields LLC (Delaware)

Five Star Ellicott City LLC (Delaware)

Five Star Foulk Manor North LLC (Delaware)

Five Star Frederick Heartfields LLC (Delaware)

Five Star Gables LLC (Delaware)

Five Star Insurance, Inc. (Maryland)

Five Star Knightsbridge LLC (Delaware)
Five Star Lincoln Heights LLC (Delaware)

Five Star Memorial Woods LLC (Delaware)

Five Star Montebello LLC (Delaware)

Five Star Morningside Bellgrade LLC (Delaware)

Five Star Morningside Charlottesville LLC (Delaware)

Five Star Newport News LLC (Delaware)

Five Star Northshore LLC (Delaware)

Five Star Overland Park LLC (Delaware)

Five Star Quality Care — AZ, LLC (Delaware)

Five Star Quality Care — BW Club, LLC (Kansas)

Five Star Quality Care — BW Club Holdings, LLC (Delaware)

Five Star Quality Care — CA II, Inc. (Maryland)

Five Star Quality Care — CA II, LLC (Delaware)

Five Star Quality Care — CA, Inc. (Delaware)

Five Star Quality Care — CA, LLC (Delaware)

Five Star Quality Care — CO, Inc. (Maryland)

Five Star Quality Care — Colorado, LLC (Delaware)

Five Star Quality Care — CT, LLC (Delaware)

Five Star Quality Care — Farmington, LLC (Delaware)

Five Star Quality Care — FL, LLC (Delaware)

Five Star Quality Care — GA, Inc. (Maryland)

Five Star Quality Care — GA, LLC (Delaware)

Five Star Quality Care — GHV, LLC (Maryland)

Five Star Quality Care — Howell, LLC (Delaware)

Five Star Quality Care — IA, Inc. (Delaware)

Five Star Quality Care — IA, LLC (Delaware)

Five Star Quality Care — IL, LLC (Maryland)

Five Star Quality Care — IN, LLC (Maryland)

Five Star Quality Care — KS, LLC (Delaware)

Five Star Quality Care — MD, LLC (Delaware)

Five Star Quality Care — MI, Inc. (Delaware)

Five Star Quality Care — MI, LLC (Delaware)

Five Star Quality Care — MN, LLC (Maryland)

Five Star Quality Care — MO, LLC (Delaware)

Five Star Quality Care — MS, LLC (Maryland)

Five Star Quality Care — NC, LLC (Delaware)

Five Star Quality Care — NE, Inc. (Delaware)

Five Star Quality Care — NE, LLC (Delaware)

Five Star Quality Care — NJ, LLC (Maryland)

Five Star Quality Care — North Carolina, LLC (Maryland)

Five Star Quality Care — NS Operator, LLC (Maryland)

Five Star Quality Care — NS Owner, LLC (Maryland)

Five Star Quality Care — NS Tenant, LLC (Maryland)

Five Star Quality Care — OBX Operator, LLC (Maryland)

Five Star Quality Care — OBX Owner, LLC (Maryland)

Five Star Quality Care — RMI, LLC (Maryland)

Five Star Quality Care — Savannah, LLC (Delaware)

Five Star Quality Care — Somerford, LLC (Maryland)

Five Star Quality Care — TX, LLC (Maryland)

Five Star Quality Care — VA, LLC (Delaware)

Five Star Quality Care — WI, Inc. (Maryland)

Five Star Quality Care — WI, LLC (Delaware)

Five Star Quality Care — WY, LLC (Delaware)

Five Star Quality Care Trust (Maryland)

Five Star Rehabilitation and Wellness Services, LLC (Maryland)

Five Star Remington Club LLC (Delaware)

Five Star Rio Las Palmas LLC (Delaware)

Five Star Savannah Square LLC (Delaware)

Five Star Severna Park LLC (Delaware)

Five Star Tucson Forum LLC (Delaware)
Five Star Woodlands LLC (Delaware)

Frederick Heritage Partners, LLC (Delaware)

Fresno Heritage Partners, a California Limited Partnership (California)

FS Commonwealth LLC (Maryland)

FS Lafayette Tenant Trust (Maryland)

FS Leisure Park Tenant Trust (Maryland)

FS Lexington Tenant Trust (Maryland)

FS Patriot LLC (Maryland)

FS Tenant Holding Company Trust (Maryland)

FS Tenant Pool I Trust (Maryland)

FS Tenant Pool II Trust (Maryland)

FS Tenant Pool III Trust (Maryland)

FS Tenant Pool IV Trust (Maryland)

FSQ Pharmacy Holdings, LLC (Delaware)

FSQ The Palms at Fort Myers Business Trust (Maryland)

FSQ Villa at Riverwood Business Trust (Maryland)

FSQ, Inc. (Delaware)

FSQ/LTA Holdings Inc. (Delaware)

FSQC Tellico Village LLC (Maryland)

FSQC-AL, LLC (Maryland)

FVE FM Financing, Inc. (Maryland)

FVEST.JOE, INC. (Delaware)

Hagerstown Heritage Partners, LLC (Delaware)

Hamilton Place, LLC (Delaware)

Heartland Pharmacy Care, Inc. (Nebraska)

Heartland Promotions, Inc. (Nebraska)

LifeTrust America, Inc. (Tennessee)

LifeTrust Properties, LLC (Delaware)

Morningside Holdings of Concord, LLC (Delaware)

Morningside Holdings of Gastonia, LLC (Delaware)

Morningside Holdings of Greensboro, LLC (Delaware)

Morningside Holdings of Raleigh, LLC (Delaware)

Morningside Holdings of Williamsburg, LLC (Delaware)

Morningside of Alabama, L.P. (Delaware)

Morningside of Anderson, L.P. (Delaware)

Morningside of Athens, Limited Partnership (Delaware)

Morningside of Beaufort, LLC (Delaware)

Morningside of Bellgrade, Richmond, LLC (Delaware)

Morningside of Belmont, LLC (Delaware)

Morningside of Bowling Green, LLC (Delaware)

Morningside of Camden, LLC (Delaware)

Morningside of Charlottesville, LLC  (Delaware)

Morningside of Cleveland, LLC (Delaware)

Morningside of Columbus, L.P. (Delaware)

Morningside of Concord, LLC (Delaware)

Morningside of Conyers, LLC (Delaware)

Morningside of Cookeville, LLC (Delaware)

Morningside of Cullman, LLC (Delaware)

Morningside of Dalton, Limited Partnership (Delaware)

Morningside of Decatur, L.P. (Delaware)

Morningside of Evans, Limited Partnership (Delaware)

Morningside of Fayette, L.P. (Delaware)

Morningside of Franklin, LLC (Delaware)

Morningside of Gainesville, LLC (Delaware)

Morningside of Gallatin, LLC (Delaware)

Morningside of Gastonia, LLC (Delaware)

Morningside of Georgia, L.P. (Delaware)

Morningside of Greensboro, LLC (Delaware)

Morningside of Greenwood, L.P. (Delaware)

Morningside of Hartsville, LLC (Delaware)

Morningside of Hopkinsville, Limited Partnership (Delaware)

Morningside of Jackson, LLC  (Delaware)

Morningside of Kentucky, Limited Partnership  (Delaware)

Morningside of Knoxville, LLC  (Delaware)

Morningside of Lexington, LLC  (Delaware)

Morningside of Macon, LLC  (Delaware)

Morningside of Madison, LLC  (Delaware)

Morningside of Newport News, LLC  (Delaware)

Morningside of Orangeburg, LLC  (Delaware)

Morningside of Paducah, LLC  (Delaware)

Morningside of Paris, L.P.  (Delaware)

Morningside of Raleigh, LLC  (Delaware)

Morningside of Seneca, L.P.  (Delaware)

Morningside of Sheffield, LLC  (Delaware)

Morningside of Skipwith-Richmond, LLC  (Delaware)

Morningside of South Carolina, L.P.  (Delaware)

Morningside of Springfield, LLC  (Delaware)

Morningside of Tennessee, LLC  (Delaware)

Morningside of Williamsburg, LLC  (Delaware)

National LTC Pharmacy Services LLC (Delaware)

Newark Heritage Partners I, LLC (Delaware)

Newark Heritage Partners II, LLC (Delaware)

O.F.C. Properties, LLC (Indiana)

Orthopedic Rehabilitation Systems LLC (Maryland)

Progress Pharmacy LTD (Delaware)

Redlands Heritage Partners, LLC (Delaware)

Roseville Heritage Partners, a California Limited Partnership (California)

Senior Living Insurance Co., Ltd (Cayman Islands)

Senior Living of Boynton Beach Limited Partnership (Delaware)

Somerford Place LLC (Delaware)

Stockton Heritage Partners, LLC (Delaware)

The Heartlands Retirement Community — Ellicott City I, Inc. (Maryland)

The Heartlands Retirement Community — Ellicott City II, Inc. (Maryland)